Results of Special Meeting of Shareholders

AB Global Dynamic Allocation Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For         396,827,431
Total Shares Against/Withheld  18,765,893
Total Shares Abstain           27,848,528

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    414,110,562           29,331,290
Robert Boulware        414,170,218           29,271,634
Susan C. Gause         414,679,916           28,761,936
Nancy Hawthorne        414,312,051           29,129,801
Barbara A. Nugent      414,695,763           28,746,090
John Rosenthal         413,999,910           29,441,942
Linda B. Strumpf       413,500,237           29,941,615
Dawn M. Vroegop        413,873,990           29,564,862


Results of Special Meeting of Shareholders

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	       13,756,211
Total Shares Against/Withheld  600,355
Total Shares Abstain           896,589

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

           Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    14,152,977           1,100,179
Robert Boulware        14,192,379           1,060,778
Susan C. Gause         14,189,598           1,063,559
Nancy Hawthorne        14,178,825           1,074,331
Barbara A. Nugent      14,171,806           1,081,351
John Rosenthal         14,161,349           1,091,808
Linda B. Strumpf       14,183,815           1,069,342
Dawn M. Vroegop        14,184,365           1,068,791


Results of Special Meeting of Shareholders

American Funds Balanced Allocation Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	       442,662,926
Total Shares Against/Withheld   14,294,438
Total Shares Abstain            21,092,935

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    454,954,316           23,095,982
Robert Boulware        455,722,626           22,327,673
Susan C. Gause         456,206,652           21,843,646
Nancy Hawthorne        455,543,865           22,506,433
Barbara A. Nugent      456,001,860           22,048,439
John Rosenthal         455,528,291           22,522,007
Linda B. Strumpf       454,914,108           23,136,191
Dawn M. Vroegop        455,602,150           22,448,149


Results of Special Meeting of Shareholders

American Funds Growth Allocation Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	       289,834,388
Total Shares Against/Withheld    8,202,921
Total Shares Abstain            15,080,322

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    294,321,759           18,795,872
Robert Boulware        294,682,509           18,435,122
Susan C. Gause         295,407,364           17,710,267
Nancy Hawthorne        295,189,412           17,928,219
Barbara A. Nugent      295,798,061           17,319,570
John Rosenthal         294,211,339           18,906,292
Linda B. Strumpf       294,239,320           18,878,311
Dawn M. Vroegop        295,165,755           17,951,876


Results of Special Meeting of Shareholders

American Funds Growth Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	       104,384,490
Total Shares Against/Withheld	 2,609,289
Total Shares Abstain             5,965,923

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    105,868,586           7,091,117
Robert Boulware        105,679,141           7,280,562
Susan C. Gause         105,743,967           7,215,735
Nancy Hawthorne        105,788,387           7,171,316
Barbara A. Nugent      105,812,063           7,147,640
John Rosenthal         105,609,131           7,350,572
Linda B. Strumpf       105,690,190           7,269,513
Dawn M. Vroegop        105,602,382           7,357,321


Results of Special Meeting of Shareholders

American Funds Moderate Allocation Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        277,643,147
Total Shares Against/Withheld	  6,069,543
Total Shares Abstain             16,449,058

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    287,011,778           13,149,969
Robert Boulware        286,527,944           13,633,803
Susan C. Gause         287,269,367           12,892,379
Nancy Hawthorne        287,364,857           12,796,890
Barbara A. Nugent      287,740,604           12,421,143
John Rosenthal         286,888,934           13,272,813
Linda B. Strumpf       286,166,372           13,995,375
Dawn M. Vroegop        287,073,204           13,088,543


Results of Special Meeting of Shareholders

AQR Global Risk Balanced Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        375,571,390
Total Shares Against/Withheld    17,123,127
Total Shares Abstain             28,610,472

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    392,892,535           28,412,452
Robert Boulware        392,848,866           28,456,122
Susan C. Gause         393,379,625           27,925,363
Nancy Hawthorne        393,023,307           28,281,682
Barbara A. Nugent      393,382,534           27,922,455
John Rosenthal         392,412,044           28,892,945
Linda B. Strumpf       392,389,138           28,915,850
Dawn M. Vroegop        392,690,624           28,614,364


Results of Special Meeting of Shareholders

BlackRock Global Tactical Strategies Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        679,960,718
Total Shares Against/Withheld	 31,974,364
Total Shares Abstain             47,547,544

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    710,864,710           48,617,916
Robert Boulware        710,526,886           48,955,740
Susan C. Gause         711,508,338           47,974,289
Nancy Hawthorne        710,104,680           49,377,946
Barbara A. Nugent      711,506,424           47,976,203
John Rosenthal         710,642,631           48,839,995
Linda B. Strumpf       708,991,206           50,491,420
Dawn M. Vroegop        710,519,783           48,962,843


Results of Special Meeting of Shareholders

BlackRock High Yield Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        78,215,659
Total Shares Against/Withheld	 2,680,756
Total Shares Abstain             5,359,779

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    79,897,532           6,358,663
Robert Boulware        80,121,920           6,134,275
Susan C. Gause         80,251,934           6,004,261
Nancy Hawthorne        80,135,291           6,120,904
Barbara A. Nugent      80,383,079           5,873,116
John Rosenthal         80,201,285           6,054,910
Linda B. Strumpf       80,115,844           6,140,351
Dawn M. Vroegop        80,064,564           6,191,631


Results of Special Meeting of Shareholders

Brighthouse Asset Allocation 100 Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        128,677,546
Total Shares Against/Withheld	  4,983,487
Total Shares Abstain              7,120,684

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    132,800,160           7,981,557
Robert Boulware        132,620,111           8,161,606
Susan C. Gause         132,875,198           7,906,519
Nancy Hawthorne        132,866,571           7,915,145
Barbara A. Nugent      132,859,540           7,922,177
John Rosenthal         132,924,607           7,857,110
Linda B. Strumpf       132,541,120           8,240,597
Dawn M. Vroegop        132,848,321           7,933,396


Results of Special Meeting of Shareholders

Brighthouse Balanced Plus Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        916,738,007
Total Shares Against/Withheld	 37,469,267
Total Shares Abstain             61,444,722

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    950,240,939           65,411,056
Robert Boulware        950,076,300           65,575,695
Susan C. Gause         951,177,508           64,474,487
Nancy Hawthorne        951,236,187           64,415,808
Barbara A. Nugent      951,618,279           64,033,716
John Rosenthal         949,687,021           65,964,975
Linda B. Strumpf       949,014,901           66,637,095
Dawn M. Vroegop        950,857,881           64,794,114


Results of Special Meeting of Shareholders

Brighthouse Small Cap Value Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         62,485,081
Total Shares Against/Withheld     1,568,123
Total Shares Abstain              4,298,863

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    64,152,495           4,199,572
Robert Boulware        64,115,784           4,236,284
Susan C. Gause         64,256,596           4,095,472
Nancy Hawthorne        64,197,651           4,154,417
Barbara A. Nugent      64,257,201           4,094,866
John Rosenthal         64,203,098           4,148,970
Linda B. Strumpf       64,086,023           4,266,044
Dawn M. Vroegop        64,094,004           4,258,064


Results of Special Meeting of Shareholders

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         132,225,722
Total Shares Against/Withheld	   4,556,757
Total Shares Abstain               8,530,847

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, arbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    136,443,598           8,869,728
Robert Boulware        136,416,973           8,896,353
Susan C. Gause         136,547,888           8,765,438
Nancy Hawthorne        136,763,047           8,550,279
Barbara A. Nugent      136,824,633           8,488,693
John Rosenthal         136,504,982           8,808,344
Linda B. Strumpf       136,511,156           8,802,170
Dawn M. Vroegop        136,427,237           8,886,089


Results of Special Meeting of Shareholders

Brighthouse/Artisan International Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        110,980,725
Total Shares Against/Withheld	          0
Total Shares Abstain                      0

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    110,980,725           0
Robert Boulware        110,980,725           0
Susan C. Gause         110,980,725           0
Nancy Hawthorne        110,980,725           0
Barbara A. Nugent      110,980,725           0
John Rosenthal         110,980,725           0
Linda B. Strumpf       110,980,725           0
Dawn M. Vroegop        110,980,725           0


Results of Special Meeting of Shareholders

Brighthouse/Eaton Vance Floating Rate Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        71,553,188
Total Shares Against/Withheld	 4,102,246
Total Shares Abstain             3,673,117

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    73,087,604           6,240,947
Robert Boulware        73,042,071           6,286,479
Susan C. Gause         73,188,347           6,140,203
Nancy Hawthorne        73,054,244	    6,274,306
Barbara A. Nugent      73,206,423           6,122,128
John Rosenthal         73,192,371           6,136,180
Linda B. Strumpf       73,186,823           6,141,727
Dawn M. Vroegop        73,070,240           6,258,310


Results of Special Meeting of Shareholders

Brighthouse/Franklin Low Duration Total Return Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         101,696,304
Total Shares Against/Withheld	   3,488,468
Total Shares Abstain               8,017,965

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    105,767,071           7,435,666
Robert Boulware        105,399,002           7,803,734
Susan C. Gause         105,642,199           7,560,538
Nancy Hawthorne        105,603,541	     7,599,195
Barbara A. Nugent      106,082,897           7,119,840
John Rosenthal         105,412,692           7,790,045
Linda B. Strumpf       105,125,016           8,077,721
Dawn M. Vroegop        105,607,606           7,595,131


Results of Special Meeting of Shareholders

Brighthouse/Templeton International Bond Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         120,758,623
Total Shares Against/Withheld	   1,901,652
Total Shares Abstain               6,538,803

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    122,821,064           6,378,014
Robert Boulware        122,821,064           6,378,014
Susan C. Gause         122,850,435           6,348,642
Nancy Hawthorne        122,850,435	     6,348,643
Barbara A. Nugent      122,850,435           6,348,643
John Rosenthal         122,619,521           6,579,557
Linda B. Strumpf       122,850,435           6,348,643
Dawn M. Vroegop        122,543,757           6,655,321


Results of Special Meeting of Shareholders

Brighthouse/Wellington Large Cap Research Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         157,689,610
Total Shares Against/Withheld	   5,147,878
Total Shares Abstain               9,901,828

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    162,022,940           10,716,375
Robert Boulware        161,995,621           10,743,694
Susan C. Gause         161,903,188           10,836,127
Nancy Hawthorne        162,006,980	     10,732,335
Barbara A. Nugent      161,984,816           10,754,500
John Rosenthal         161,898,829           10,840,487
Linda B. Strumpf       161,926,566           10,812,750
Dawn M. Vroegop        161,836,753           10,902,562


Results of Special Meeting of Shareholders

Clarion Global Real Estate Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        105,927,299
Total Shares Against/Withheld	  3,165,371
Total Shares Abstain              8,139,209

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    109,994,671           7,237,207
Robert Boulware        109,981,318           7,250,560
Susan C. Gause         110,051,306           7,180,573
Nancy Hawthorne        110,078,337	     7,153,541
Barbara A. Nugent      110,132,851           7,099,027
John Rosenthal         110,002,902           7,228,976
Linda B. Strumpf       110,005,278           7,226,600
Dawn M. Vroegop        109,971,229           7,260,650


Results of Special Meeting of Shareholders

ClearBridge Aggressive Growth Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For            181,763,181
Total Shares Against/Withheld       7,485,074
Total Shares Abstain               12,305,329

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    187,301,710           14,251,874
Robert Boulware        187,508,762           14,044,821
Susan C. Gause         188,000,361           13,553,223
Nancy Hawthorne        187,302,240	     14,251,344
Barbara A. Nugent      188,118,271           13,435,312
John Rosenthal         187,869,506           13,684,078
Linda B. Strumpf       187,293,707           14,259,877
Dawn M. Vroegop        187,068,284           14,485,300


Results of Special Meeting of Shareholders

Harris Oakmark International Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        221,240,334
Total Shares Against/Withheld     7,883,481
Total Shares Abstain             13,659,842

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    227,809,761           14,973,895
Robert Boulware        227,926,352           14,857,304
Susan C. Gause         228,036,008           14,747,649
Nancy Hawthorne        227,945,541	     14,838,115
Barbara A. Nugent      228,244,810           14,538,846
John Rosenthal         227,870,557           14,913,100
Linda B. Strumpf       227,545,155           15,238,501
Dawn M. Vroegop        227,605,522           15,178,135


Results of Special Meeting of Shareholders

Invesco Balanced-Risk Allocation Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For          131,911,949
Total Shares Against/Withheld	  5,370,507
Total Shares Abstain              8,183,174

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    136,519,032           8,946,598
Robert Boulware        136,557,615           8,908,015
Susan C. Gause         136,768,071           8,697,559
Nancy Hawthorne        136,651,867	     8,813,763
Barbara A. Nugent      136,744,233           8,721,397
John Rosenthal         136,335,442           9,130,188
Linda B. Strumpf       136,293,018           9,172,612
Dawn M. Vroegop        136,586,719           8,878,911


Results of Special Meeting of Shareholders

Invesco Comstock Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         160,489,151
Total Shares Against/Withheld	   3,793,842
Total Shares Abstain              10,107,811

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    165,072,714           9,318,090
Robert Boulware        164,852,518           9,538,287
Susan C. Gause         165,059,554           9,331,250
Nancy Hawthorne        164,894,409	     9,496,395
Barbara A. Nugent      165,350,351           9,040,453
John Rosenthal         164,948,442           9,442,362
Linda B. Strumpf       164,901,532           9,489,273
Dawn M. Vroegop        164,961,551           9,429,253


Results of Special Meeting of Shareholders

Invesco Mid Cap Value Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          55,281,956
Total Shares Against/Withheld      1,419,974
Total Shares Abstain               3,885,893

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    56,856,695           3,731,129
Robert Boulware        56,838,751           3,749,072
Susan C. Gause         57,041,602           3,546,222
Nancy Hawthorne        56,984,665	    3,603,158
Barbara A. Nugent      57,071,293           3,516,531
John Rosenthal         56,906,377           3,681,446
Linda B. Strumpf       56,970,004           3,617,819
Dawn M. Vroegop        56,960,739           3,627,084


Results of Special Meeting of Shareholders

Invesco Small Cap Growth Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        80,553,341
Total Shares Against/Withheld	 2,575,430
Total Shares Abstain             5,433,963

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    83,018,091           5,544,642
Robert Boulware        83,004,961           5,557,772
Susan C. Gause         83,144,043           5,418,690
Nancy Hawthorne        83,138,095	    5,424,639
Barbara A. Nugent      83,247,148           5,315,585
John Rosenthal         83,077,662           5,485,072
Linda B. Strumpf       83,064,050           5,498,683
Dawn M. Vroegop        83,087,814           5,474,919


Results of Special Meeting of Shareholders

JPMorgan Core Bond Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        210,964,051
Total Shares Against/Withheld	  5,730,334
Total Shares Abstain             16,053,062

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    218,329,531           14,417,916
Robert Boulware        217,890,713           14,856,734
Susan C. Gause         217,880,207           14,867,240
Nancy Hawthorne        218,417,318	     14,330,129
Barbara A. Nugent      218,006,819           14,740,629
John Rosenthal         218,420,882           14,326,565
Linda B. Strumpf       217,858,082           14,889,365
Dawn M. Vroegop        217,634,379           15,113,068


Results of Special Meeting of Shareholders

JPMorgan Global Active Allocation Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          159,555,453
Total Shares Against/Withheld	    8,835,688
Total Shares Abstain               10,311,706

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    164,900,178           13,802,669
Robert Boulware        164,887,071           13,815,777
Susan C. Gause         165,493,201           13,209,647
Nancy Hawthorne        165,479,413	     13,223,435
Barbara A. Nugent      165,496,131           13,206,717
John Rosenthal         165,073,137           13,629,711
Linda B. Strumpf       164,844,232           13,858,616
Dawn M. Vroegop        165,218,524           13,484,323

Results of Special Meeting of Shareholders

JPMorgan Small Cap Value Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         29,304,948
Total Shares Against/Withheld	    867,107
Total Shares Abstain              1,727,122

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    30,117,314           1,781,864
Robert Boulware        30,169,023           1,730,155
Susan C. Gause         30,214,805           1,684,373
Nancy Hawthorne        30,181,973	    1,717,205
Barbara A. Nugent      30,210,728           1,688,450
John Rosenthal         30,156,419           1,742,759
Linda B. Strumpf       30,141,826           1,757,351
Dawn M. Vroegop        30,013,744           1,885,434


Results of Special Meeting of Shareholders

Loomis Sayles Global Markets Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          27,232,299
Total Shares Against/Withheld	     699,435
Total Shares Abstain               1,808,435

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    27,849,951           1,890,218
Robert Boulware        27,838,061           1,902,108
Susan C. Gause         27,853,462           1,886,707
Nancy Hawthorne        27,864,705	    1,875,465
Barbara A. Nugent      27,859,374           1,880,795
John Rosenthal         27,847,460           1,892,709
Linda B. Strumpf       27,828,939           1,911,230
Dawn M. Vroegop        27,801,818           1,938,351


Results of Special Meeting of Shareholders

MetLife Multi-Index Targeted Risk Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        135,678,009
Total Shares Against/Withheld	  5,679,329
Total Shares Abstain              9,613,275

To Approve a Subadvisory Agreement between the Manager and MLIA

Total Shares Voted For	        134,924,825
Total Shares Against/Withheld	  5,959,658
Total Shares Abstain             10,086,130

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    139,334,944           11,635,669
Robert Boulware        139,491,330           11,479,283
Susan C. Gause         139,544,049           11,426,565
Nancy Hawthorne        139,591,337	     11,379,276
Barbara A. Nugent      139,543,663           11,426,950
John Rosenthal         139,324,570           11,646,043
Linda B. Strumpf       139,346,464	     11,624,149
Dawn M. Vroegop        139,356,665           11,613,948


Results of Special Meeting of Shareholders

MFS Research International Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         162,271,162
Total Shares Against/Withheld	   5,095,082
Total Shares Abstain              11,807,161

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    165,655,435           13,517,970
Robert Boulware        165,628,451           13,544,955
Susan C. Gause         168,947,387           10,226,019
Nancy Hawthorne        166,041,791	     13,131,614
Barbara A. Nugent      169,036,788           10,136,617
John Rosenthal         168,470,828           10,702,577
Linda B. Strumpf       165,854,850	     13,318,555
Dawn M. Vroegop        165,740,831           13,432,574


Results of Special Meeting of Shareholders

Morgan Stanley Mid Cap Growth Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         56,701,913
Total Shares Against/Withheld	  1,726,958
Total Shares Abstain              3,538,349

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    58,458,717           3,508,503
Robert Boulware        58,421,529           3,545,691
Susan C. Gause         58,571,914           3,395,307
Nancy Hawthorne        58,566,723	    3,400,497
Barbara A. Nugent      58,598,630           3,368,591
John Rosenthal         58,497,887           3,469,334
Linda B. Strumpf       58,441,358	    3,525,862
Dawn M. Vroegop        58,443,328           3,523,893


Results of Special Meeting of Shareholders

Oppenheimer Global Equity Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          61,476,436
Total Shares Against/Withheld	   2,472,064
Total Shares Abstain               4,100,622

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    62,885,968           5,163,155
Robert Boulware        62,907,590           5,141,532
Susan C. Gause         63,097,045           4,952,077
Nancy Hawthorne        62,940,730	    5,108,392
Barbara A. Nugent      63,132,551           4,916,571
John Rosenthal         62,997,496           5,051,626
Linda B. Strumpf       62,853,608	    5,195,514
Dawn M. Vroegop        62,829,766           5,219,356


Results of Special Meeting of Shareholders

PanAgora Global Diversified Risk Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         13,953,015
Total Shares Against/Withheld       910,578
Total Shares Abstain                943,388

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    14,209,107           1,597,875
Robert Boulware        14,206,478           1,600,504
Susan C. Gause         14,209,725           1,597,257
Nancy Hawthorne        14,209,631	    1,597,351
Barbara A. Nugent      14,215,363           1,591,619
John Rosenthal         14,171,207           1,635,775
Linda B. Strumpf       14,077,585	    1,729,397
Dawn M. Vroegop        14,240,232           1,566,750


Results of Special Meeting of Shareholders

PIMCO Inflation Protected Bond Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          246,109,850
Total Shares Against/Withheld       6,925,097
Total Shares Abstain               17,549,610

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    253,786,417           16,798,140
Robert Boulware        253,812,982           16,771,575
Susan C. Gause         253,847,829           16,736,728
Nancy Hawthorne        253,825,189	     16,759,367
Barbara A. Nugent      253,948,349           16,636,208
John Rosenthal         253,894,343           16,690,214
Linda B. Strumpf       253,357,398	     17,227,158
Dawn M. Vroegop        253,319,263           17,265,294


Results of Special Meeting of Shareholders

PIMCO Total Return Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        478,735,769
Total Shares Against/Withheld	 14,007,492
Total Shares Abstain             31,718,483

Election of Trustees. The shareholders of the Portfolio elected tephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    493,719,603           30,742,140
Robert Boulware        493,701,540           30,760,203
Susan C. Gause         494,021,240           30,440,503
Nancy Hawthorne        493,868,237	     30,593,506
Barbara A. Nugent      494,347,441           30,114,303
John Rosenthal         493,610,287           30,851,456
Linda B. Strumpf       493,517,668	     30,944,076
Dawn M. Vroegop        492,865,508           31,596,236


Results of Special Meeting of Shareholders

Pyramis Government Income Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         105,778,373
Total Shares Against/Withheld	   4,539,339
Total Shares Abstain               8,699,153

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    110,708,013           8,308,852
Robert Boulware        110,713,859           8,303,005
Susan C. Gause         110,650,907           8,365,958
Nancy Hawthorne        110,578,533	     8,438,331
Barbara A. Nugent      110,669,957           8,346,907
John Rosenthal         110,640,176           8,376,688
Linda B. Strumpf       110,619,732	     8,397,132
Dawn M. Vroegop        110,711,428           8,305,437


Results of Special Meeting of Shareholders

Pyramis Managed Risk Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         64,934,499
Total Shares Against/Withheld     4,006,382
Total Shares Abstain              4,578,063

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    67,201,699           6,317,245
Robert Boulware        67,293,472           6,225,472
Susan C. Gause         67,369,258           6,149,686
Nancy Hawthorne        67,312,123	    6,206,821
Barbara A. Nugent      67,241,924           6,277,021
John Rosenthal         67,304,581           6,214,363
Linda B. Strumpf       67,012,251	    6,506,693
Dawn M. Vroegop        67,195,280           6,323,665


Results of Special Meeting of Shareholders

Schroders Global Multi-Asset Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         88,304,957
Total Shares Against/Withheld     4,361,058
Total Shares Abstain              7,238,658

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    92,307,478           7,597,196
Robert Boulware        92,465,729           7,438,945
Susan C. Gause         92,532,542           7,372,132
Nancy Hawthorne        92,408,582	    7,496,092
Barbara A. Nugent      92,408,611           7,496,063
John Rosenthal         92,457,044           7,447,631
Linda B. Strumpf       92,224,068	    7,680,606
Dawn M. Vroegop        92,655,506           7,249,168


Results of Special Meeting of Shareholders

SSGA Growth and Income ETF Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         212,157,949
Total Shares Against/Withheld	  10,141,987
Total Shares Abstain              13,240,908

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    220,900,768           14,640,076
Robert Boulware        220,788,978           14,751,867
Susan C. Gause         220,874,156           14,666,688
Nancy Hawthorne        220,556,673	     14,984,171
Barbara A. Nugent      220,953,403           14,587,441
John Rosenthal         220,863,482           14,677,362
Linda B. Strumpf       220,502,398	     15,038,446
Dawn M. Vroegop        220,669,057           14,871,788


Results of Special Meeting of Shareholders

SSGA Growth ETF Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For           73,413,548
Total Shares Against/Withheld	  3,150,662
Total Shares Abstain              5,714,903

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    76,181,422           6,097,691
Robert Boulware        76,429,757           5,849,356
Susan C. Gause         76,367,248           5,911,865
Nancy Hawthorne        76,191,865	    6,087,248
Barbara A. Nugent      76,442,876           5,836,237
John Rosenthal         76,283,393           5,995,720
Linda B. Strumpf       75,977,867	    6,301,246
Dawn M. Vroegop        76,372,394           5,906,719


Results of Special Meeting of Shareholders

T. Rowe Price Large Cap Value Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         89,520,524
Total Shares Against/Withheld     2,571,350
Total Shares Abstain              5,906,668

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    92,606,199           5,392,344
Robert Boulware        92,547,790           5,450,752
Susan C. Gause         92,818,726           5,179,817
Nancy Hawthorne        92,883,639	    5,114,904
Barbara A. Nugent      92,861,155           5,137,388
John Rosenthal         92,620,977           5,377,565
Linda B. Strumpf       92,773,480	    5,225,063
Dawn M. Vroegop        92,661,202           5,337,340


Results of Special Meeting of Shareholders

T. Rowe Price Mid Cap Growth Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         148,564,893
Total Shares Against/Withheld	   5,483,003
Total Shares Abstain               9,395,801

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    153,370,196           10,073,500
Robert Boulware        153,619,639           9,824,057
Susan C. Gause         153,969,852           9,473,844
Nancy Hawthorne        153,876,455	     9,567,242
Barbara A. Nugent      153,825,999           9,617,698
John Rosenthal         153,627,000           9,816,697
Linda B. Strumpf       153,506,386	     9,937,311
Dawn M. Vroegop        153,600,237           9,843,459


Results of Special Meeting of Shareholders

TCW Core Fixed Income Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        213,608,766
Total Shares Against/Withheld	        218
Total Shares Abstain              4,415,876

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    213,608,766           4,416,094
Robert Boulware        213,608,766           4,416,094
Susan C. Gause         213,608,766           4,416,094
Nancy Hawthorne        213,608,766	     4,416,094
Barbara A. Nugent      213,608,766           4,416,094
John Rosenthal         213,608,766           4,416,094
Linda B. Strumpf       213,608,766	     4,416,094
Dawn M. Vroegop        213,608,766           4,416,094


Results of Special Meeting of Shareholders

Wells Capital Management Mid Cap Value Portfolio
(formerly Goldman Sachs Mid Cap Value Portfolio)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        42,099,735
Total Shares Against/Withheld	 1,406,338
Total Shares Abstain             3,455,592

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    43,752,245           3,209,420
Robert Boulware        43,669,724           3,291,941
Susan C. Gause         43,727,404           3,234,261
Nancy Hawthorne        43,770,838	    3,190,827
Barbara A. Nugent      43,682,377           3,279,288
John Rosenthal         43,692,992           3,268,673
Linda B. Strumpf       43,630,928	    3,330,737
Dawn M. Vroegop        43,642,615           3,319,051